Franked Investment Income Group Litigation order	6 Months Ended
Jun. 30, 2025
Gains (losses) on litigation settlements [abstract]
Franked Investment Income Group Litigation order	The Group is the principal test claimant in an action in the United Kingdom against HM Revenue and Customs (HMRC) in the FII
GLO. There were 15 corporate groups in the FII GLO as at 30 June 2025. The case concerns the treatment for UK corporate tax purposes of profits earned overseas and distributed to the UK. The Supreme Court heard appeals in two separate trials during
2020. The judgment in the first hearing was handed down in November 2020 and concerned the time limit for bringing claims.
The Supreme Court remitted that matter to the High Court to determine whether the claim is within time on the facts. The judgment from the second hearing was handed down in July 2021 and concerned issues relating to the type of claims BAT is entitled to bring. Applying that judgment reduces the value of the FII GLO claim to approximately £0.3 billion, mainly as the result of the application of simple interest and the limitation to claims for advance corporation tax offset against lawful corporation tax charges, which is subject to the determination of the timing issue by the High Court and any subsequent appeal.
The High Court hearing on time limits was heard in late November 2023 with judgment handed down in February 2024.  The High
Court determined that claims should have been filed within 6 years of June 2000 meaning that BAT’s claims are in time. HMRC appealed the judgment, and the appeal was heard in the Court of Appeal in May 2025. There is no confirmed date when the judgement will be handed down. The final resolution of all issues in the litigation is likely to take several more years.
During 2015, HMRC paid to the Group a gross amount of £1.2 billion in two separate payments, less a deduction (withheld by
HMRC) of £0.3 billion. The payments made by HMRC have been made without any admission of liability and are subject to refund were HMRC to succeed on appeal. Due to the uncertainty of the amounts and eventual outcome the Group has not recognised any impact in the income statement in the current or prior period in respect of the receipt (being net £0.9 billion) which is held within trade and other payables. Any future recognition as income will be treated as an adjusting item, due to the size of the order, with interest of £19 million for the six months ended 30 June 2025 (30 June 2024: £31 million) accruing on the balance, which was also treated as an adjusting item.
The Group made interim repayments to HMRC of £50 million in 2024, 2023 and 2022 and during 2024, the Group has agreed to repay £0.8 billion to HMRC (being the difference between the amounts received (£0.9 billion net of tax) plus accrued interest and the amount determined in the July 2021 judgment (£0.3 billion)). The repayment schedule is:
–£479 million in 2025 (of which £368 million was paid in the first six months of 2025);
–£222 million in 2026; and
–£43 million in 2027.
Further information on FII GLO is described in Note 10 to the Group’s Annual Report and Accounts and Form 20-F for the year ended 31 December 2024, pages 287 and 288.